EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated April 4, 1995, for Arcus Group, Inc. included in Iron Mountain Incorporated's Form 8-K filed with the Securities and Exchange Commission on November 25, 1997, and to all references to our Firm included in this registration statement.




                                                            Arthur Andersen LLP


Houston, Texas
January 5, 1998